Summary Prospectus Supplement

July 1, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated July 1, 2021 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated March 16, 2021

Dynamic Value Portfolio (the "Fund")

Effective immediately, Sergei Parmenov's title as portfolio manager of the Fund is Managing Director of Morgan Stanley Investment Management (Australia) Pty Limited.

Please retain this supplement for future reference.

  IFTDVAUSTRALIASUMPROSPT 7/21